UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549




                                   FORM 8-K


                                CURRENT REPORT




    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  February 12, 1997




                                U S WEST, Inc.
            (Exact name of registrant as specified in its charter)



  A Delaware Corporation     Commission File     IRS Employer Identification
         (State of incorporation)     Number 1-8611     No. 84-0926774



               7800 East Orchard Road, Englewood, Colorado 80111
                   (Address of principal executive offices)


                        Telephone Number (303) 793-6500
             (Registrant's telephone number, including area code)

Item  5.    Other  Events

On February 12, 1997, U S WEST Communications Group released its fourth quarter earnings results. In addition, U S WEST Media Group released its fourth quarter earnings results on February 13, 1997. The releases and financial statements are attached hereto as Exhibits.


Item  7.    Exhibits

Exhibit          Description
-------          -----------

27          Financial  Data  Schedule.

99A     Press Release issued February 12, 1997 concerning the earnings results of  U  S  WEST  Communications  Group  for  the  fourth  quarter  of  1996.

99A.1       Unaudited Combined Statements of Income of U S WEST Communications
Group for the quarters ended December 31, 1995 and 1996, filed in connection with the Press Release dated February 12, 1997.

99A.2     Unaudited Earnings Normalization Schedule of U S WEST Communications
Group for the quarters ended December 31, 1995 and 1996, filed in connection with the Press Release dated February 12, 1997.

99A.3        Unaudited Selected Combined Group Data of U S WEST Communications
Group for the quarters ended December 31, 1995 and 1996, filed in connection with the Press Release dated February 12, 1997.

99A.4       Unaudited Combined Balance Sheets of U S WEST Communications Group
for the years ended December 31, 1995 and 1996, filed in connection with the Press Release dated February 12, 1997.

99A.5          Unaudited  Combined  Statements  of  Cash  Flows  of  U  S WEST
Communications Group for the years ended December 31, 1995 and 1996, filed in connection with the Press Release dated February 12, 1997.

99A.6 Unaudited Statements of Income of U S WEST Communications, Inc. for the quarters ended December 31, 1995 and 1996 and years ended December 31, 1995 and 1996, filed in connection with the Press Release dated February 12, 1997.

99B     Press Release issued February 13, 1997 concerning the earnings results of  U  S  WEST  Media  Group  for  the  fourth  quarter  of  1996.

99B.1      Unaudited Combined Statements of Operations of U S WEST Media Group
for the quarters ended December 31, 1995 and 1996, filed in connection with the Press Release dated February 13, 1997.

99B.2       Unaudited Selected Combined Group Data of U S WEST Media Group for
the quarters ended December 31, 1995 and 1996, filed in connection with the Press Release dated February 13, 1997.

99B.3        Unaudited Combined Balance Sheets of U S WEST Media Group for the
years ended December 31, 1995 and 1996, filed in connection with the Press Release dated February 13, 1997.

99B.4        Unaudited Selected Proportionate Data of U S WEST Media Group for
the quarter periods ended December 31, 1995 and 1996, filed in connection with the Press Release dated February 13, 1997.

99C.1        Unaudited Consolidated Statements of Income of U S WEST, Inc. for
the  quarter  periods  ended  December  31,  1995  and  1996.

99C.2     Unaudited Consolidated Balance Sheets of U S WEST, Inc. for the year ended  December  31,  1995  and  1996.

99C.3        Unaudited Consolidated Statements of Cash Flows of U S WEST, Inc.
for  the  year  ended  December  31,  1995  and  1996.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     U  S  WEST,  Inc.

/s/  STEPHEN  E.  BRILZ
By:___________________________
Stephen  E.  Brilz
Assistant  Secretary

Dated:    February  17,  1997